SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

                             FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of report: May 29, 2001
                  -------------------------------
                  (Date of earliest event report)

                        eCom eCom.com, INC.
        -------------------------------------------------------
         (Exact name of Registrant as specified in its charter)

      Florida                               65-0538051
----------------------------          ----------------------
(State or other jurisdiction         (IRS Employer Identification
of incorporation)                     No.)


                             ---------
                       (Commission File No.)

                      2700 PGA Blvd.  Ste. 103
                      Palm Beach Gardens, 33410
                           561-622-4395
                     ----------------------------
      (Address and Telephone Number of Principal Executive Offices)

                                N/A
                        -------------------
      (Former name or former address, if changed since last report)

                             David Panaia
                       2700 PGA Blvd.  Ste. 103
                       Palm Beach Gardens, 33410
                            561-622-4395
                     ----------------------------
          (Name, Address and Telephone Number of Agent for Service)

Copy of Communications to:
                           Robert C. Hackney
                         HACKNEY& MILLER, P.A.
                CITY CENTRE, 2000 PGA BLVD., SUITE 4410
                     N. PALM BEACH, FLORIDA 33408
                           (561) 627-0677
                       ------------------------


Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

On May 11, 2001 (the "Agreement Date") US Amateur Sports Company, a Florida corporation, a wholly owned subsidiary of eCom eCom.com, Inc. (the "Seller") entered into an Agreement of Sale with Eugenio Postorivo,
Jr., individually (the "Buyer").   There is no material relationship
between the Buyer and the Seller.

The Agreement of Sale provided that Seller sells, assigns, transfers and sets over to Buyer all the rights, title, interest and goodwill of 800 Paintball as a business concern.

The purchase price for 800 Paintball is Nine Hundred Thousand Dollars ($900,000), as determined by Fair Market Value, which is to be paid in accordance with the following:

(i)	On the Agreement Date, Buyer shall wire transfer the sum of
        Fifty Thousand Dollars ($50,000) to Seller upon execution of the Agreement of Sale;

(ii)	Buyer shall wire transfer the sum of Five Hundred and Fifty
        Thousand Dollars ($550,000) to Seller upon Buyer's receipt of duly executed title transfers, certificates of conveyance and/or certified assignments for all items set forth in Exhibit A to the Agreement of Sale (See Exhibit 10.1 Attached hereto), evidencing Buyer's title, ownership and possessory interest in the same;

(iii)	On June 12, 2001, Buyer shall wire transfer to Seller final
        payment in the amount of three Hundred Thousand Dollars ($300,000);
        and

(iv)	The Buyer's payment obligations set forth in the Agreement of Sale shall be evidenced by a Promissory Note as set forth in Exhibit B to the Agreement of Sale;

(v)	Buyer grants to Seller a security interest in all of those items purchased by Buyer from Seller as Collateral. This security interest in the Collateral shall secure the payment and performance of Buyer's Promissory Note.

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable

Item 6.  Resignations of Registrant's Directors

Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)	Financial Statements of Business Acquired

         Not Applicable

    (b)	Pro forma Financial Information

         Not Applicable

    (c)	Exhibits

         Exhibit 10.1	Agreement of Sale dated May 11, 2001.

Item 8.  Regulation FD Disclosure

Not Applicable


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2001                   ECOM ECOM.COM, INC.

                                     /s/ David Panaia
                                     ------------------------------
                                     By: David Panaia
                                         President





Exhibit 10.1

                          AGREEMENT OF SALE

THIS AGREEMENT OF SALE (the "Agreement"), made in duplicate original this 11 day of May 2001 (the "Agreement Date") by and between US Amateur Sports Company, a Florida corporation a wholly owned subsidiary of eCom eCom.com, Inc., a publicly traded company, incorporated under the laws of the state of Florida, with a principal place of business located at 2700 PGA Boulevard, Suite 103, Palm Beach Gardens, Florida 33410 (the "Seller") and Eugenio Postorivo, Jr., individually, having a place of business located at 570 Mantua Boulevard, Sewell, New Jersey 08080 (the "Buyer") (referred jointly as the "Parties").

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and intending to be legally bound, the Parties agree as follows:

1.	DEFINITIONS:

1.01    Seller: as used and defined herein shall refer US Amateur
Sports Company and its parent company, eCom eCom.com, Inc.;

1.02 Buyer: as used and defined herein shall refer individually to Mr. Eugenio Postorivo, Jr.;

1.03    800 Paintball:     as used and defined herein shall refer to the
business concern operated by Seller commonly known as 800 Paintball and 800 Paintball.com and specifically encompassing those items set forth on Exhibit A attached hereto.

2.	SALE & PURCHASE

2.01	Sale.  In accordance with the terms and conditions set forth herein, Seller hereby sells, assigns, transfers and sets over to Buyer all of the rights, title, interest and goodwill of 800 Paintball as a business concern inclusive of and specifically incorporating the rights, title, interest and goodwill of those items set forth on Exhibit A attached hereto and Buyer hereby purchases and accepts the same.

2.02	Purchase Price and Payment. The purchase price for 800 Paintball described in paragraph 2.01 above shall be NINE HUNDRED THOUSAND DOLLARS ($900,000.00) which shall be paid in accordance with the following:

2.02(i)	On the Agreement Date, Buyer shall wire transfer the sum of
Fifty Thousand Dollars ($50,000.00) to Seller upon execution and facsimile transmittal of this Agreement by the Parties;

2.02(ii) Buyer shall wire transfer the sum of Five Hundred and Fifty
Thousand Dollars ($550,000.00) to Seller upon Buyer's receipt of duly executed title transfers, certificates of conveyance and/or certified assignments for all items set forth on Exhibit A attached hereto evidencing Buyer's title, ownership and possessory interest in the same. Seller shall endeavor to execute and forward said documentation on or before May 14, 2001;

2.02(iii) On Monday, June 12, 2001, Buyer shall wire transfer to Seller final payment in the amount of Three Hundred Thousand Dollars ($300,000.00); and

2.02(iv) The Buyer's payment obligations set forth herein shall be evidenced by a Promissory Note, a copy attached hereto at Exhibit B and made a part hereof and referred hereinafter as "Promissory Note".

3.	SECURITY AGREEMENT

3.01	 Security Interest.  Buyer grants to Seller a security interest in the "Collateral" defined and described hereunder as all of those items purchased by Buyer from Seller hereunder this Agreement as set forth on Exhibit A attached hereto. This Security Interest in the Collateral shall secure the payment and performance of Buyer's Promissory Note.

4.	BUYER'S WARRANTIES & COVENANTS

4.01	 Payment.  Buyer hereby warrants and covenants until the Promissory
Note is satisfied and/or fully performed by Buyer, Buyer will not sell, dispose, or otherwise transfer the Collateral or any interest therein without the prior written consent of Seller, and the Buyer shall keep the Collateral free from unpaid charges, taxes, liens and/or encumbrances. Further, Buyer shall execute alone or with Seller any Financing Statement or other document deemed by Seller to be necessary;

4.02	 Indemnification.  Any provision herein to the contrary
notwithstanding, in no event shall the Seller be liable to the Buyer for indirect, incidental, or consequential damages arising in connection with the sale of any future products sold by Buyer to third parties, whether such liability arises from a claim based on contract, warranty, tort or otherwise; and

4.03	Continuing Obligations.

4.03(i)	 Buyer shall repair or service or arrange for repair or service by a third party any item sold by or through 800-Paintball prior to this Agreement under Seller's warranty program and payment of such repair or service shall be paid by Seller to Buyer using a cost plus formula, the terms and conditions of which shall be agreed upon and coordinated in good faith by the parties hereto. Notwithstanding the foregoing, in the event the Parties cannot agree upon mutually agreeable terms and conditions after engaging in good faith negotiations and/or if over the course of business the Parties cannot amicably conduct business in contemplation of this section, the Buyer may terminate this Continuing Obligation to satisfy Seller's third-party warranty obligations and Seller shall have no cause of action against Buyer therefor.

4.03(ii) Buyer shall inventory and consign on account of Seller Seller's Viper M1 paintball markers, a brochure and price list of which is attached as Exhibit C hereto, using a cost plus formula, the terms and conditions of which shall be agreed upon and coordinated in good faith by the parties hereto. Notwithstanding the foregoing, in the event the Parties cannot agree upon mutually acceptable terms and conditions after engaging in good faith negotiations and/or if over the course of business the Parties cannot amicably conduct business in furtherance of this section, the Buyer may terminate this Continuing Obligation to inventory and consign Seller's Viper M1 paintball marker and Seller shall have no cause of action against Buyer therefor.

4.03(iii) Buyer has at Exhibit E hereto attached an Insertion Order and Rate Sheet, evidencing payment therefore, providing twenty-four (24) months of advertising solely for Seller's Viper M1 paintball markers in the Paintball 2Xtremes magazine. It is initially intended that these advertisements will be designed in furtherance of the consignment activities set forth in section 4.03(ii) above, but in the event the consignment shall prove unworkable by and between the Parties hereto and/or if Seller should sell its interests in the Viper M1 paintball marker, this adverting obligation shall nevertheless be continuing either to Seller or Seller's successor in interest to the Viper M1 paintball marker.

5.	BUYER'S DEFAULT

5.01	Buyer shall be in default under this Agreement upon the happening of any of the following:

5.01(i) Any noncompliance with or nonperformance of the Buyer's obligations under this Agreement and/or the Promissory Note; and/or

5.01(ii) If Buyer is involved in any financial difficulty as evidenced by
(i) an assignment for the benefit of creditors, or (ii) an attachment or receivership of assets not dissolved within thirty (30) days, or (iii) the institution of Bankruptcy proceedings, whether voluntary or involuntary, which is not dismissed within thirty (30) days from the date on which it is filed; and

5.02	 Upon default and at any time thereafter, Seller may declare all obligations secured hereby immediately due and payable and shall, in addition to all other remedies at law and/or in equity, have the remedies of a Secured Party under the Uniform Commercial Code.

6.	SELLER'S WARRANTIES AND COVENANTS

6.01	Seller, for itself, its heirs, executors, its parent company and administrators, covenants with the Buyer, his executors, and administrators, and assigns, that Seller has now good and merchantable title, free and clear of all third-party claims and good right to assign the rights, interest and goodwill to those items set forth on Exhibit A attached hereto and in the manner set forth herein, and covenants that the same shall be enjoyed by Buyer, his executors, administrators, and assigns, free from any debt, liabilities, claims of any kind asserted by third parties attributable to Seller's ownership and operation of 800 Paintball now and/or in the future asserted.

6.02	Seller shall whenever required by Buyer, his executors,
administrators, or assigns, render every assistance and give all necessary evidence for the purpose of recovering or otherwise enforcing or furthering the intention contemplated hereunder;

6.03	The consummation of this Agreement does not violate any agreement or restriction to which Seller is subject;

6.04	Seller, Seller's directors and officers agree that the terms and conditions set forth herein and the items to be sold in contemplation thereof is fair and that the transaction(s) contemplated hereunder is advisable and desirable;

6.05	Seller shall herein after put all prospective customers in direct communication with Buyer;

6.06	Seller shall provide technical support and assign a designated individual to assist Buyer's designated administrative contact, Louis Spicer, immediately to coordinate redirecting the various web sits, URL's and telephone numbers;

6.07	Seller has taken all steps and obtained all authorizations
necessary to consummate the transaction(s) contemplated hereunder and Seller has attached as Exhibit C hereto duly executed Corporate Resolutions evidencing said authorization on behalf of US Amateur Sports Company and eCom eCom.com, Inc. Further and in addition to the foregoing, Seller shall strictly comply with all relevant articles of incorporation, by-laws, State and/or Federal codes, including but not limited to SEC regulation, applicable to the transaction(s) contemplated hereunder;

6.08	Seller, its subsidiaries, directors, agents and/or assigns agree not to, for a period of three (3) years from the Agreement Date, individually or in association with or as agent or employee of or as an investor, in any partnership or corporation, engage in the business directly or indirectly, of wholesaling, retailing or otherwise distributing paintball game supplies and inventory via mail order, telephone sales and/or the Internet within the United States of America ("Territory"), nor aid or assist anyone else in that business in the Territory, except as an employee of Buyer. This however shall not apply to a bona fide investment of parent or subsidiary company in any investment portfolio. Notwithstanding the foregoing, it is expressly understood that Seller may continue to manufacture and sell, by whatever means practicable, its Viper M1 paintball marker line and associated parts and attachments specially manufactured for the Viper M1 marker, a brochure and price list of which is attached as Exhibit C hereto. Seller may also liquidate all inventories and package supplies currently in its possession, a list of the inventory is attached hereto as Exhibit F.

6.08(i)	 It is agreed that if at any time Seller shall violate this
section, in addition to any and all equitable remedies available to Buyer, that damages to Buyer from such violation shall be substantial but difficult of ascertainment. Seller, therefore, agrees for each such violation to pay to Buyer $3,000 as liquidated damages, it being agreed by the parties that $3,000 is a fair measure of damages for each such violation.

6.09	The Seller's representations, warranties and agreements shall be true and complete as of the date hereof and shall survive the transactions contemplated by this Agreement.

7.	INDEMNIFICATION

7.01	Seller, for itself, its executors, administrators, assigns and/or parent company, covenants with Buyer, his executors, administrators, and assigns that Seller will at all times save harmless and keep indemnified Buyer, his executors, administrators, and assigns, and his estate and effects, from and against all losses, costs, expenses and damages which may be incurred by or by reason of any action or proceeding which shall or may be brought and instituted against Buyer, his executors, administrators or assigns, for or in respect of any debts, contracts, and engagements for or on account of or attributable to 800 Paintball during that period the same was owned and/or operated by Seller.

7.02	Subject to the terms and conditions of this Section 7, Seller further agrees to indemnify, defend and hold harmless Buyer from and against any demand, claim, action or cause of action, liability, damage and loss, including without limitation, interest, penalty and attorney's fees and expenses, asserted against, relating to, imposed upon or incurred by Buyer by reason of or resulting from (a) a breach of any representation or warranty of Seller contained in this Agreement or in any document delivered pursuant to it, or
(b) a breach of any covenant or agreement of Seller contained in this Agreement or any such document, other than a representation or warranty, or (c) the assertion against Buyer of any liability or obligation of Seller not expressly assumed by Buyer.

7.03	Buyer will indemnify and hold Seller harmless against any and all liability, loss, damages, costs or expenses which Buyer may hereafter incur, suffer or be required to pay or any Products sold or furnished by Buyer which result in injury, illness and/or death of any person if it is established that such injury, illness and/or death resulted (i) from the negligent act of Buyer or (ii) Buyer's omission to perform any such act which, as between Buyer and Seller, was Buyer's responsibility or (iii) from a defect in the design or manufacture of any product sold by Buyer in the combined monthly gross sales made and fulfilled by 800 Paintball and 888 Paintball.com, Inc. that presently or in the future sells and distributes paintball game supplies.

8.	CONFIDENTIALITY AND NONDISCLOSURE

8.01	The parties hereto acknowledge that they may share certain
proprietary, trade secret or confidential information (the "Confidential (Information") in the course of their performance under this Agreement. Confidential Information does not include, however, information which (a) is or becomes generally available to the public other than as a result of a disclosure by the receiving party, or (b) became available to the receiving party on a nonconfidential basis from a person or entity, other than the disclosing party, who is not bound by a confidentiality agreement with the disclosing party or is not otherwise prohibited from transmitting the information to the receiving party.

8.02	Neither Seller nor Buyer will disclose or allow to be disclosed to third parties or use for its own independent benefit outside of this Agreement the Confidential Information, or any portions thereof, of the other party, and both Seller and Buyer agree to take all reasonable steps to prevent such disclosure.

9. 	ADDITIONAL PROVISIONS

9.01	All notices shall be in writing. Unless otherwise specified
herein, all notices shall be effective when sent by registered or certified airmail to the addresses identified in the opening paragraph of this Agreement. Either party by notice may designate a new address to which notices to said party shall be directed.

9.02	The rights and liabilities of the present Parties shall bind and inure to the benefit of their respective successors, affiliates and assigns, but neither this Agreement nor the rights hereunder shall be assignable or transferable either in whole or in part, without the prior written consent of the other party, said consent shall not be unreasonably conditioned or delayed.

9.03	This Agreement sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions pertaining thereto, express or implied, oral or written, and cannot be modified, altered, supplemented, terminated or amended except by a writing signed by both parties.

9.04	No waiver by any party of any condition, or of the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any other condition or of the breach of any other term, covenant, representation or warranty set forth in this Agreement.

9.05	The Parties agree that this Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of New Jersey. The parties irrevocably consent to the jurisdiction of the Courts of New Jersey (Federal and/or State) and to service of process by certified mail, return receipt requested, to the Parties' addresses stated in Section 11.10 above. The parties waive trial by jury.

9.06	The captions and headings of the various sections and subsections of this Agreement are for convenience only and shall neither constitute a part of this Agreement nor control or affect the meaning or construction of this Agreement.

9.07	If any provisions of this Agreement shall be or shall become illegal or unenforceable in whole or in part, for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting.

9.08	Seller shall execute any additional agreements, assignments or documents that may be deemed necessary or advisable by Buyer to effectuate the purpose(s) of this Agreement.

9.09	This Agreement may be executed in multiple counterparts with the same effect as if all the Parties had signed the same document.

9.10	This Agreement has been prepared by both Parties and their
professional advisors and reviewed by same. Seller, Buyer and their separate advisors believe that this Agreement is the product of their joint efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Seller or Buyer merely because of their efforts in its preparation.






(Signatures to Appear on Next Page)












IN WITNESS WHEREOF, the parties have executed this Agreement as of the Agreement Date.


ATTEST: 				SELLER
				US Amateur Sports Company


_______________________		BY:	_____________________________
				Name:	David Panaia
				Title: 	President





ATTEST: 				SELLER
				EComeCom.com, Inc.


_______________________	        BY:	_____________________________
				Name:	David Panaia
				Title: 	Chief Executive Officer, Chairman






_______________________         BY:	_____________________________
WITNESS: 			BUYER:  Eugenio Postorivo, Jr.





EXHIBIT A

TOLL FREE TELEPHONE NUMBER

?	1(800) Paintball (724-6822)

URLs

?	800paintball.com
?	ePaintball.com
?	800paintball.net
?	800paintball.org
?	1-800-paintball.com
?	1-800paintball.com
?	1800paintball.com
?	877paintball.com
?	877paintball.net
?	1-877-paintball.com
?	1-877paintball.com
?	1877paintball.com
?	888paintball.net
?	888paintball.org
?	1-888-paintball.com
?	1-888paintball.com
?	1888paintball.com


WEB SITES

?	800Paintball.com

YAHOO STORE

?	800Paintball (with codes)



EXHIBIT B

Promissory Note


                                 PROMISSORY NOTE



Date:		May 11, 2001

Amount:	EIGHT HUNDRED AND FIFTY THOUSAND DOLLARS ($850,000.00)

For value received, the Undersigned Maker promises to pay to the order of US Amateur Sports Company the sum of EIGHT HUNDRED AND FIFTY THOUSAND DOLLARS ($850,000.00), payable via wire transfer to an account designated by US Amateur Sports Company being payable in lawful money of the United States, in accordance with and subject to the Agreement of Sale
("Agreement") executed by and between Eugenio Postorivo and US Amateur
Sports Company on May ____, 2001, said Agreement being incorporated herein by reference and specifically providing for payment(s) to be made as follows:

The undersigned shall wire transfer the sum of Five Hundred and Fifty Thousand Dollars ($550,000.00) to US Amateur Sports Company upon the Undersigned Maker's physical receipt of duly executed title transfers, certificates of conveyance and/or certified assignments for all items set forth on Exhibit A to the Agreement; and

The balance of this Promissory Note shall be paid by the Undersigned Maker on Monday, June 12, 2001, via wire transfer in the amount of Three Hundred Thousand Dollars ($300,000.00).

If any payment as set forth above is not paid when due in accordance with the Agreement and this Promissory Note, the entire unpaid amount hereof shall become due and payable forthwith at the election of the holder hereof. Upon default of any of the obligations set forth in the Agreement, the Undersigned Maker hereof authorizes and empowers any attorney, Justice of the Peace, or Clerk of Court of Record in any of the jurisdictions in which the Undersigned Maker may reside, work or own property in the State of New Jersey, or in any other jurisdiction, to enter judgment by confession against said Undersigned Maker in favor of US Amateur Sports Company or his assigns, for the full amount due plus all costs of collection, including without limitation court costs and reasonable attorney's fees.

If any one or more of the words or terms of this Promissory Note shall be held to be indefinite, invalid, illegal or otherwise unenforceable, in whole or in part, for any reason, by any court of competent jurisdiction, the remainder of this Promissory Note shall continue in full force and effect and shall be construed as if such indefinite, invalid, illegal or unenforceable words or terms had not been contained herein.

The terms of this Note shall be governed by the laws of the State of New
Jersey.

					MAKER
Witness:					Eugenio Postorivo

_______________________			__________________________


State of New Jersey			)
County of Gloucester			) S.S:.

BE IT REMEMBERED, that on this _____ day of May 2001, before me, the subscriber, a Notary Public of the State of New Jersey, personally appeared Eugenio Postorivo, who I am satisfied is the person signing the within Promissory Note; and he did acknowledge that she signed, sealed and delivered the said Promissory Note; and that the said Agreement is his voluntary act and deed.

                                         _______________________________